Basis of Preparation and New IFRS Pronouncements	12 Months Ended
Dec. 31, 2017
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Basis of Preparation and New IFRS Pronouncements
2.	Basis of Preparation and New IFRS Pronouncements

a)	Basis of Preparation

These annual consolidated financial statements have been prepared by management in accordance with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB) and were approved by the Board of Directors on February 14, 2018.

b)	New IFRS Pronouncements

New IFRS pronouncements that have been issued but are not yet effective at the date of these financial statements are listed below. We plan to apply the new standards or interpretations in the annual period for which they are first required.

Revenue from Contracts with Customers

In May 2014, the IASB issued IFRS 15, Revenue from Contracts with Customers (IFRS 15) as a result of a joint revenue project with the Financial Accounting Standards Board (FASB).

The new revenue standard introduces a single principles-based five-step model for the recognition of revenue when control of goods is transferred to, or a service is performed for, the customer. The five steps are to identify the contract(s) with the customer, identify the performance obligations in the contract, determine the transaction price, allocate the transaction price to each performance obligation, and recognize revenue as each performance obligation is satisfied. IFRS 15 also requires enhanced disclosures about revenue to help investors better understand the nature, amount, timing and uncertainty of revenue and cash flows from contracts with customers.

The standard has an effective date of January 1, 2018. We are required to adopt the provisions of IFRS 15 on either a full or modified retrospective basis, and we will apply the full retrospective approach in restating our prior period financial information. This restated information will be disclosed in our financial statements for the first quarter ended March 31, 2018.

As at December 31, 2017, we have substantially completed our review and analysis of IFRS 15 and the effect on our financial statements. Based on our analysis, we do not expect the timing and amount of our revenue from product sales to be significantly different under IFRS 15. The only exception to this would be for steelmaking coal sales where we have a shipment that is partially loaded on a vessel at a reporting date. The performance obligation in these contracts is for the full shipment and accordingly, we cannot recognize revenue until the full shipment is loaded. This is a timing difference only and does not change the amount of revenue recognized for the full shipment. In our transition adjustments, this timing difference will result in the reversal of $61 million of revenue recognized in the year ended December 31, 2017. This revenue will be recognized in the first quarter ended March 31, 2018 under IFRS 15. We will also adjust our inventory and cost of sales associated with these sales, as required.

As part of our assessment of IFRS 15, we analyzed the treatment of freight services provided to customers subsequent to the transfer of control of the product sold. Under IFRS 15, in our view, these services represent performance obligations that should be recognized separately. For the performance obligation related to these freight services, we have concluded that we are the principal to the shipping of product in our refined metal sales and concentrate sales contracts and will continue to reflect the revenue in these arrangements on a gross basis. For certain of our steelmaking coal sales contracts, we have concluded that we are the agent to the ocean freight shipping of product due to the terms of the arrangement, and our revenue will be reported on a net basis for these arrangements. This change would reduce the revenue recognized for the year ended December 31, 2017, by approximately $76 million as a result of the presentation of steelmaking coal sales revenue net of ocean freight costs. There will be no effect on our gross profit as these freight costs will be netted against revenue and not presented within cost of sales.

We have assessed the effects of IFRS 15 on our silver and gold streaming arrangements. At the date these transactions were completed, we accounted for the arrangements as the sale of a portion of our mineral interests at Compañia Minera Antamina (Antamina) and Compañia Minera Teck Carmen de Andacollo (Carmen de Andacollo), respectively. We did not recognize disposal gains on the transactions as a result of the requirements of the IFRS standards in effect at the dates of closing. Under the recognition and measurement principles of IFRS 15, the gain on these streaming transactions would have been recognized in full as control over the right to the silver or gold mineral interest transferred to the purchaser. Accordingly, we will recognize the deferred consideration of $755 million recorded on our balance sheet through equity on transition to IFRS 15 as at January 1, 2017 and will present our restated financial information in our first quarter financial statements as at March 31, 2018.

Financial Instruments

IFRS 9 addresses the classification, measurement and recognition of financial assets and financial liabilities and supersedes the guidance relating to the classification and measurement of financial instruments in IAS 39, Financial Instruments: Recognition and Measurement (IAS 39).

IFRS 9 requires financial assets to be classified into three measurement categories on initial recognition: those measured at fair value through profit and loss, those measured at fair value through other comprehensive income and those measured at amortized cost. Investments in equity instruments are required to be measured by default at fair value through profit or loss. However, there is an irrevocable option for each equity instrument to present fair value changes in other comprehensive income. Measurement and classification of financial assets is dependent on the entity’s business model for managing the financial assets and the contractual cash flow characteristics of the financial asset. For financial liabilities, the standard retains most of the IAS 39 requirements. The main change is that, in cases where the fair value option is taken for financial liabilities, the part of a fair value change relating to an entity’s own credit risk is recorded in other comprehensive income rather than the income statement, unless this creates an accounting mismatch.

IFRS 9 introduces a new three-stage expected credit loss model for calculating impairment for financial assets. IFRS 9 no longer requires a triggering event to have occurred before credit losses are recognized. An entity is required to recognize expected credit losses when financial instruments are initially recognized and to update the amount of expected credit losses recognized at each reporting date to reflect changes in the credit risk of the financial instruments. In addition, IFRS 9 requires additional disclosure requirements about expected credit losses and credit risk.

The new hedge accounting model in IFRS 9 aligns hedge accounting with risk management activities undertaken by an entity. Components of both financial and non-financial items will now be eligible for hedge accounting, as long as the risk component can be identified and measured. The hedge accounting model includes eligibility criteria that must be met, but these criteria are based on an economic assessment of the strength of the hedging relationship. New disclosure requirements relating to hedge accounting will be required and are meant to simplify existing disclosures. The IASB currently has a separate project on macro hedging activities, and until the project is completed, the IASB has provided a policy choice for entities to either apply the hedge accounting model in IFRS 9 or IAS 39 in full. Additionally, there is a hybrid option to use IAS 39 to account for macro hedges only and to use IFRS 9 for all other hedges.

IFRS 9 is effective for annual periods beginning on or after January 1, 2018. We have concluded that this standard will not have a material effect on our financial statements.

We have made the irrevocable classification choice to record fair value changes on our current portfolio of investments in other comprehensive income. This election will result in a reclassification of a $41 million loss from our retained earnings to accumulated other comprehensive income (loss), all within equity, on January 1, 2018.

We have also completed a review of our expected credit losses on our trade receivables. We do not expect to record a significant adjustment relating to the implementation of the expected credit loss model for our trade receivables as the expected credit losses are nominal based on our review at the time of transition. We have implemented a process for managing and estimating provisions relating to trade receivables going forward under IFRS 9.

We have elected not to adopt the hedging requirements of IFRS 9 as at January 1, 2018.

Leases

In January 2016, the IASB issued IFRS 16, Leases (IFRS 16), which eliminates the classification of leases as either operating or finance leases for a lessee. Under IFRS 16, all leases are considered finance leases and will be recorded on the balance sheet. The only exemptions to this classification will be for leases that are 12 months or less in duration or for leases of low-value assets. The requirement to record all leases as finance leases under IFRS 16 will increase lease assets and lease liabilities on an entity’s financial statements. IFRS 16 will also change the nature of expenses relating to leases as the straight-line lease expense previously recognized for operating leases will be replaced with depreciation expense for lease assets and finance expense for lease liabilities. IFRS 16 includes an overall disclosure objective and requires a company to disclose (a) information about lease assets and expenses and cash flows related to leases, (b) a maturity analysis of lease liabilities, and (c) any additional company-specific information that is relevant to satisfying the disclosure objective. IFRS 16 is effective from January 1, 2019. We are currently assessing and quantifying the effect of this standard on our financial statements. On the transition date of January 1, 2019, we expect to recognize additional leases on our consolidated balance sheet, which will increase our debt and property, plant and equipment balances. As a result of recognizing additional finance leases, we expect an increase in depreciation expense and finance expense.